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                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

      Date of report (Date of earliest event reported) March 21, 1997.
                                                       ---------------

               The Coca-Cola Bottling Group (Southwest), Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                  Nevada
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                (State or Other Jurisdiction of Incorporation)

        33-69274                                        75-1494591
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(Commission File Number)                     (I.R.S. Employer Identification
                                                          Number)

            1999 Bryan Street, Suite 3300, Dallas, Texas 75201
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          (Address of Principal Executive Offices)     (Zip Code)


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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         CCBG Corporation is the sole shareholder of the Registrant. On March 21, 1997, Edmund M. Hoffman, Robert K. Hoffman, Adelyn J. Hoffman and Richard E. Hoffman entered into an agreement to form Hoffman Family Investments, L.L.C. ("Family L.L.C.") and CCBG Stock Management Limited Partnership ("Partnership"). Edmund Hoffman and Robert Hoffman are Co-Chairmen of the Registrant. Adelyn Hoffman is the wife of Edmund Hoffman, and Richard Hoffman and Robert Hoffman are their sons. The Family L.L.C. and the Partnership were formed to own and manage investments of the Hoffman Family, including certain shares of the Class A Common Stock of CCBG Corporation (the "Class A Stock").

    Edmund Hoffman and Adelyn Hoffman each contributed 75 shares of the Class A Stock to the Family L.L.C. Robert Hoffman and Richard Hoffman each contributed to the Family L.L.C. a part of his respective remainder interest in two trusts: the Edmund M. Hoffman 1995 Grantor Annuity Trust and the Adelyn Jean Hoffman 1995 Grantor Annuity Trust (the "Trusts"). Each Trust currently holds 16,171 shares of the Class A Stock, which will be distributed according to the terms of each Trust in December, 1997 to Robert Hoffman, Richard Hoffman, Edmund Hoffman and/or Adelyn Hoffman. Edmund Hoffman is the Manager of the Family L.L.C. The terms of the agreement which governs the Family L.L.C. provide that the Manager has sole power to manage the Family L.L.C., including making any Major Decision (as defined in the agreement) to undertake an action on behalf of the Family L.L.C. The definition of "Major Decision" includes exercising the duties required of the Family L.L.C. as general partner of the Partnership.

    Edmund Hoffman and Adelyn Hoffman each contributed 7,504 shares of the Class A Stock to the Partnership. Robert Hoffman and Richard Hoffman each contributed to the Partnership the remaining portion of his respective remainder interest in the Trusts. Each of the Hoffmans became a Limited Partner in the Partnership. The Family L.L.C. contributed 150 shares of the Class A Stock to the Partnership, and is a party to the Limited Partnership Agreement, which names the Family L.L.C. as the General Partner of the Partnership.

    As the General Partner of the Partnership, the Family L.L.C. holds the voting power for the 15,158 shares of Class A Common Stock held by the Partnership. As Manager of the Family L.L.C., Edmund Hoffman has sole voting and investment power over such stock which is 19.9% of the outstanding voting stock of CCBG Corporation (15.56% of the voting stock after conversion of the outstanding Class B Common Stock, including stock which may be issued pursuant to vested incentive stock options). Each of Adelyn J. Hoffman, Robert Hoffman, Richard Hoffman and Edmund Hoffman is a Member of the Family L.L.C., but as Members they do not have investment or voting power over the Class A Stock held by the Partnership.

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    Robert Hoffman and Richard Hoffman are the Co-Trustees of each of the
Trusts, and the terms of each trust provide that either Co-Trustee may act alone to exercise voting and investment power over the 16,171 shares of Class A Stock held by such trust. Through the remainder interests held by the Partnership, the Class A Stock which may be distributed in December, 1997 to Robert Hoffman and Richard Hoffman will be transferred to the Partnership. The actual number of shares to be distributed will be determined according to the terms of the Trusts. Any shares not distributed to Robert Hoffman or Richard Hoffman from the Trusts in December, 1997 will be distributed to Edmund M. Hoffman or Adelyn J. Hoffman. Edmund Hoffman and Adelyn Hoffman currently intend to contribute such Class A Stock to the Partnership.

    Edmund M. Hoffman and, under certain circumstances, the Edmund and Adelyn Hoffman 1995 Family Trust (the "Family Trust") are the beneficiaries of the Edmund M. Hoffman 1995 Grantor Annuity Trust. Adelyn Jean Hoffman and the Family Trust (under certain circumstances) are the beneficiaries of the Adelyn Jean Hoffman 1995 Grantor Annuity Trust.

    Including the shares held by the Trusts and the Family Trust, Robert K. Hoffman is the beneficial owner of 59,842 shares of Class A Stock (78.53% of the outstanding voting stock; 62.23% of the voting stock after conversion of the outstanding Class B Common Stock including stock which may be issued pursuant to vested incentive stock options). Including the shares held by the Trusts and the Family Trust, Richard E. Hoffman is the beneficial owner of 36,142 shares of Class A Stock (47.43% of the outstanding voting stock; 37.58% of the voting stock after conversion of the outstanding Class B Common Stock including stock which may be issued pursuant to vested incentive stock options).

    In summary, the beneficial ownership of the 75,000 shares of Class A Stock (98.42 % of the outstanding voting stock; 77.6% of the voting stock after conversion of the outstanding Class B Common Stock including stock which may be issued pursuant to vested incentive stock options) held by members of the Hoffman family changed on March 21, 1997 to the following:
Robert K. Hoffman--59,842 shares; Richard E. Hoffman--36,142 shares (shared with Robert K. Hoffman); and Edmund M. Hoffman--15,158 shares.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             The Coca-Cola Bottling Group
                             (Southwest), Inc.


Date: March 31, 1997         By: /s/ Stephanie L. Ertel
      --------------             --------------------------------
                                  Stephanie L. Ertel,
                                  Senior Vice President
                                  (Duly authorized officer)




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